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                                                                      Exhibit 23





INDEPENDENT AUDITORS' CONSENT
- - -----------------------------



We consent to the incorporation by reference in Registration Statement No. 33-39102 of Lancaster Colony Corporation on Form S-8 of our reports dated August 30, 1994, appearing in and incorporated by reference in this Annual Report on Form 10-K of Lancaster Colony Corporation for the year ended June 30, 1994.



/S/ Deloitte & Touche LLP



DELOITTE & TOUCHE LLP

Columbus, Ohio
September 21, 1994



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